PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT.
Schedule of property, plant and equipment

	2021	2020

Land	$70,782,068	$8,966,874
Buildings	108,024,254	11,211,573
Furniture and Fixtures	316,395	44,519
Leasehold Improvements	8,412,489	7,475,295
Equipment and Software	5,712,519	4,502,869
Construction in Progress	11,867,167	315,306

Total Property, Plant and Equipment	205,114,892	32,516,436
Less Accumulated Depreciation and Amortization	(9,316,368)	(5,324,409)
Property, Plant and Equipment, Net	$195,798,524	$27,192,027

Schedule of total consideration paid in an asset acquisition

Cash Payments	$93,000,000
Survey and Other Fees	262,875
Shares Issued for the Purchase of Real Property	29,250,000
Fair Value of Contingent Consideration	14,973,000
Fair Value of Earn Out Payments	19,847,000
Total Consideration in the Camarillo Transaction	$157,332,875